SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
American Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1050 17th Street, Suite 1850 Denver, CO 80265

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 991-0173
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
News Release. The news release of the Registrant dated November 16, 2005, which is filed as an exhibit hereto, is incorporated herein by reference.
Item 9.01. Financial Statements And Exhibits.
     (c) Exhibits.
Exhibit Index

Exhibit
Number	Description
99.1	News release dated November 16, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005	AMERICAN OIL & GAS, INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich
President and Chief Financial Officer